DWS VARIABLE SERIES I

    SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED PORTFOLIO:

                             ----------------------

                          DWS Global Opportunities VIP



Effective immediately, the following information replaces similar information about the portfolio management team in the "Portfolio management" section of the portfolio's prospectuses:

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. The portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following person handles the day-to-day management of the portfolio:

  Joseph Axtell, CFA
  Managing Director of Deutsche Asset Management and
  Portfolio Manager of the portfolio.
   o Joined Deutsche Asset Management in 2001 and the portfolio in 2002.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
   o Director, International Research at PCM International
     (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
   o Analyst at Prudential-Bache Capital Funding in London
     (1987-1988).
   o Equity analyst in the healthcare sector at Prudential
     Equity Management Associates (1985-1987).
   o BS, Carlson School of Management, University of
     Minnesota.











           Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group

August 14, 2009
VS-3628